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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): FEBRUARY 4, 2004

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                     333-69006                  84-1407365
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)


    200 WEST MERCER STREET, SUITE 501
         SEATTLE, WASHINGTON                                      98119
(Address of Principal Executive Offices)                        (Zip Code)

                                 (713) 914-9600
              (Registrant's telephone number, including area code)

                             5847 SAN FELIPE STREET
                            HOUSTON, TEXAS 77057-3000
          (Former name or former address, if changed since last report)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On February 4, 2004, we acquired Over-the-Air Wireless, Inc., a company engaged in the wireless ringtone business. The acquisition was in the form of a merger of Over-the-Air Wireless into OTA Acquisition Corp., a wholly-owned subsidiary of ours that we formed for this transaction. The transaction is intended to constitute a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986.

                  The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of February 4, 2004, between us, OTA Acquisition Corp., Over-the-Air Wireless and the Over-the-Air Wireless shareholders. Pursuant to the merger agreement, at the closing of the transaction, we issued an aggregate of 681,200 shares of our common stock to the former shareholders of Over-the-Air Wireless. Such shares were valued at $1.468 per share for purposes of the transaction. For more information regarding the merger agreement, reference is made to a copy of the merger agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

                  All the shares of our common stock that were issued in the merger were issued in reliance upon exemption from registration under the Securities Act of 1933. As a result, these shares are subject to restrictions on transfer under the applicable provisions of the Securities Act. In accordance with the merger agreement, at the closing, we entered into a registration rights agreement in which we granted the former Over-the-Air Wireless shareholders customary piggy-back registration rights and agreed that we would include their shares in a registration statement filed no later than six months after the closing. For more information regarding the registration rights agreement, reference is made to a copy of the registration rights agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

                  We have entered into employment agreements with Rick J. Hennessey, David Adams, and Alexander U. Conrad, three of the four former stockholders of Over-the-Air Wireless. The period of employment of each such individual is terminable by such party or our company, with or without cause, after thirty days written notice to the other party. The employment agreements contain restrictions on solicitation of our employees and provisions protecting our proprietary rights and confidential information. In accordance with the employment agreements, we have granted options to purchase an aggregate of 964,913 shares of our common stock under our 2003 Equity Incentive Plan to Messrs. Hennessey, Adams and Conrad. For more information regarding the employment agreements, reference is made to the form of employment agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

                  In connection with the merger, each of the former shareholders of Over-the-Air Wireless executed an assignment of inventions agreement pursuant to which each such person assigned to us any intellectual property rights such person had arising out of or related to his employment with Over-the-Air Wireless. For more information regarding the assignment of inventions agreements, reference is made to the form of assignment of inventions agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.

                  With our acquisition of Over-the-Air Wireless, we are in a position to release our ringtone service and anticipate doing so within the first half of 2004. In this respect, we expect to release a library of approximately 1,000 of our own polyphonic ringtones. We have


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determined at this time not to pursue the use of ringtones from Dwango Co.,
Ltd., whom we refer to as Dwango Japan, but rather to pursue our own internal development of ringtones. Our decision is based upon our conclusion that internal ringtone development is less costly than the licensing of ringtones from Dwango Japan and is more efficient from an operational standpoint. Included in the costs of utilizing Dwango Japan's ringtones are the cost of modifying the ringtones for use in North America and a potential payment of a licensing fee to a third party who created ringtones on Dwango Japan's behalf. The significant knowledge, experience and contacts in the ringtone business of the former personnel of Over-the-Air Wireless, who now work for us, enables us to operate with substantial control over these activities and negates the need to have to coordinate with our overseas licensor.

ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE

                  Appointment of New President and CEO
                  ------------------------------------

                  In January 2004, Robert E. Huntley, the then Chairman, Chief Executive Officer, and President of our company, recommended to our Board of Directors that the positions of CEO and President be relegated to Rick J. Hennessey. On February 4, 2004, we appointed Mr. Hennessey, one of the former Over-the-Air Wireless shareholders, as our new President and Chief Executive Officer. Mr. Hennessey has been employed by our company since May 2003 and has been the President of our dwango wireless division and Executive Vice President of our company since July 2003. Mr. Hennessey co-founded Over-the-Air Wireless in June 2001 and served as its Chief Executive Officer until we acquired the company on February 4, 2004 as described above. From January 1996 to December 2002, Mr. Hennessey was the Chief Executive Officer of Eversio Technologies, a bar coding and scanning solutions provider. From January 1996 to the present, Mr. Hennessey has served as Chairman of Eversio Technologies. Mr. Hennessey is located in our Seattle, Washington office. Mr. Huntley remains employed as our Chairman and will continue to lead our company and provide marketing and strategic support services.

                  Relocation of Corporate Office
                  ------------------------------

                  On February 4, 2004, we relocated our corporate office from Houston, Texas to Seattle, Washington. The decision to re-locate the corporate office was based in part on the benefits of cost efficiency and enhanced operating effectiveness that are expected to result from locating the company's operating and corporate functions in a single location. We are in the process of transitioning the corporate operations conducted at our Houston office to our Seattle office. Jacques Faust, our Chief Financial Officer, and Conrad Hametner, our Chief Operating Officer, both of whom are located in Houston, will not move to Seattle. Mr. Faust has agreed to continue employment with our company for a period of 60 days to transition his duties to a successor in Seattle. Mr. Hametner is no longer employed by us.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired.

                  The required financial statements will be filed by amendment not later than April 19, 2004.


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         (b) Pro forma financial information.

                  The required pro forma financial information will be filed by amendment not later than April 19, 2004.

         (c)  Exhibits.

                  Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit No.       Description
-----------       -----------

10.1 Agreement and Plan of Merger, dated as of February 4, 2004, among Dwango North America Corp., OTA Acquisition Corp., Over-the-Air Wireless, Inc., and the stockholders of Over-the-Air Wireless, Inc.

10.2 Registration Rights Agreement, dated February 4, 2004, among Dwango North America Corp. and the former shareholders of Over-the-Air Wireless, Inc.

10.3 Form of Employment Agreement between Dwango North America Corp. and each of Rick Hennessey, David Adams, and Alexander
                  U. Conrad.

10.4 Form of Assignment of Inventions Agreement between Dwango North America Corp. and each of the former shareholders of Over-the-Air Wireless, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2004

                                                DWANGO NORTH AMERICA CORP.


                                                By: /s/ Robert E. Huntley
                                                    ----------------------------
                                                    Robert E. Huntley
                                                    Chairman





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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1 Agreement and Plan of Merger, dated as of February 4, 2004, among Dwango North America Corp., OTA Acquisition Corp., Over-the-Air Wireless, Inc., and the stockholders of Over-the-Air Wireless, Inc.

10.2 Registration Rights Agreement, dated February 4, 2004, among Dwango North America Corp. and the former shareholders of Over-the-Air Wireless, Inc.

10.3 Form of Employment Agreement between Dwango North America Corp. and each of Rick Hennessey, David Adams and Alexander U. Conrad.

10.4 Form of Assignment of Inventions Agreement between Dwango North America Corp. and each of the former shareholders of Over-the-Air Wireless, Inc.






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